THE KOREAN INVESTMENT FUND

SEMI-ANNUAL REPORT
OCTOBER 31, 1996



LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

December 3, 1996

Dear Shareholder:

For the quarter ended October 31, 1996, The Korean Investment Fund (KIF) had a total return of -13.68% on a net asset value (NAV) basis. This compares with the Fund's benchmark, the Korean Composite Stock Price Index (KOSPI), which had a return of -9.33% over the same period. Your Fund's net asset value ended the period at $9.02 per share and the market price was $8.125 per share as of October 31, 1996, representing a 9.92% discount to net asset value. The primary reason for the Fund's underperformance was overweight positions in Korea Mobile Telecom, LG Information & Communications, Korea Exchange Bank and POSCO relative to their weight in the Korea Composite Price Index. While these stocks underperformed KOSPI in the recent period, we see their fundamentals as very positive and expect the stocks to outperform in the months ahead.

The Korean stock market is very much a liquidity-driven market. Thus, the increase in the regulatory ceiling on aggregate foreign ownership of most companies' equities from 18% to 20%, which became effective in October, tended to push up the KOSPI. Conversely, as soon as foreign fund inflows decreased, the KOSPI retreated. Except for the short-term rally in the first week of October, the local stock market suffered from heavy selling pressure from local institutional investors as well as individual investors. Investment sentiment deteriorated as a result of widening trade deficits and lower-than-expected GDP growth in the third quarter. To add to these negative forces, the government released a plan to increase new stock supply for the rest of this year.

TRADE ACCOUNT DEEP IN THE RED
Between October 1995 and October 1996, exports grew by 3.2% year-on-year to U.S. $11.9 billion after three consecutive months of losses, thanks to a 15.4% gain in non-semiconductor exports. Semiconductor exports declined by 44.4% during the month, while imports rose sharply by 15.3% to U.S. $13.5 billion. As a result, the monthly trade deficit was U.S. $1.57 billion, compared with U.S. $207 million a year ago. For the full year, the cumulative trade deficit ballooned by 75% year-on-year to U.S. $16.8 billion. Although we may continue to see slight export growth, any meaningful export recovery is not likely this year. This is expected because weaker semiconductor exports are likely to continue and an export recovery in petrochemicals, automobiles and oil products probably will not be sustained at the same pace as in October.

It is too early to estimate precisely when the prices of major export items--semiconductors, steel and petrochemicals--will begin to recover. Nonetheless, further sharp price declines are quite unlikely in the longer term. Although the problem of excess supply will continue to prevent a quick recovery in export prices and profitability, steady increases in export volume and value are likely to produce signs of turnaround in the middle of next year. On the other hand, as domestic consumption continues to decelerate and the impact of opening the domestic retail market to foreigners dissipates, consumer goods imports will also decelerate. Due to the heavy inventory burden, as well as the imminent end of major industry investment plans, machinery imports are likely to fall sharply and pull down overall imports. Moreover, stable crude oil prices, reflecting an improvement of the situation in the Gulf, should also curb imports starting next year. The growth in the number of import licenses issued--a three-month leading indicator for imports--continued to drop in October to 0.8% from 1.1% in September, 5.4% in August and 24% in July. This will mean decreasing import growth in the future.

The economic growth is led by relatively high consumption expenditure this year, while exports, facilities investment and construction investment should be sluggish. In 1997, however, economic growth should be led by construction investment and the recovery of exports. The construction industry is likely to be one of the most important parts of the domestic economic recovery as the government will likely use it as a boosting measure prior to the presidential elections next year. The government has already set a budget for 1997 construction projects at 10.1 trillion won (about U.S. $12.3 billion), which is considerably higher than the current year's budget of 8.1 trillion.

The value of Korea's currency, the won, depreciated by 8.3% against the U.S. dollar to 826 won to the U.S. dollar for the full year (October 1996) mainly due to the strong dollar movement against major currencies and the increase in dollar demand caused by increased imports. Our forecast is that the won will be traded around 840 won to the U.S. dollar by the end of this year.


1



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

PORTFOLIO STRATEGY
KIF's portfolio is overweight in telecommunications stocks. The telecommunication and information services industry is becoming the leading industry in Korea, accounting for over 12.4% of GDP in 1995, compared to 1.4% in 1990. We continue to add to companies that are trading at a discount to our estimate of intrinsic value. During the reporting period, we added to holdings in Shin Woo Co., Ltd., Tri Gem Computer Inc. and Oriental Fire & Marine Insurance Co. We reduced positions in Saehan Precision, Samsung Securities, Hanil Cement and Moon Bae Steel Co., Ltd. As of October 31, 1996, the Fund's cash position was 0.46% of total net assets.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,

John D. Carifa
Chairman and Chief Executive Officer

A. Rama Krishna
Vice President

In Kee Oh
Vice President


2



TEN LARGEST HOLDINGS
OCTOBER 31, 1996 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                               U.S. $ VALUE        PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
LG Information & Communications
  (common & new shares)                $ 6,435,534                 8.4%
Korea Mobile Telecom Corp. (ADR)         5,243,750                 6.9
Korea Exchange Bank                      4,760,779                 6.3
Namhae Chemical                          4,726,778                 6.2
Korea Electric Power Corp.               4,646,778                 6.1
Pohang Iron & Steel Co. (ADR)            2,822,000                 3.7
Kookmin Bank                             2,542,660                 3.3
Keum Kang Development                    2,523,449                 3.3
Samsung Display Devices                  2,517,398                 3.3
Tri Gem Computer, Inc.                   2,303,046                 3.0
                                       $38,522,172                50.5%


3



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-100.5%
FINANCIAL SERVICES-27.7%
BANKING-20.1%
Cho Hung Bank                                   210,630      $ 2,064,875
Daegu Bank, Ltd.                                 49,490          598,971
Hana Bank                                       106,912        1,617,428
  new #1                                         18,512          266,618
Hyundai International Merchant Bank              67,139        1,462,635
Kookmin Bank                                    159,157        2,542,660
Korea Exchange Bank                             485,030        4,760,779
Korea Housing Bank
  new #1 (a)                                     27,300          525,349
Shinhan Bank                                     90,514        1,456,988
                                                             ------------
                                                              15,296,303

BROKERAGE & MONEY MANAGEMENT-2.7%
Daewoo Securities (a)                            64,523        1,296,317
Dongwon Securities (a)                           50,000          780,635
                                                             ------------
                                                               2,076,952

INSURANCE-4.9%
Korea Reinsurance Co.                            25,780          801,871
  new #1                                          6,058          183,298
Oriental Fire & Marine Insurance Co. (a)         35,000        1,020,877
Samsung Fire & Marine Insurance Co.               3,700        1,724,054
                                                             ------------
                                                               3,730,100
                                                             ------------
                                                              21,103,355

CAPITAL GOODS-15.5%
ELECTRICAL EQUIPMENT-8.8%
LG Industrial Systems                            34,510          881,284
Saehan Precision                                 30,000        1,005,749
Samsung Display Devices (a)                      40,000        2,517,398
Tri Gem Computer, Inc. (a)                       62,186        2,303,046
                                                             ------------
                                                               6,707,477


ENGINEERING & CONSTRUCTION-6.7%
Dong-Ah Construction                             59,144        1,682,159
  new #1                                          5,211          135,596
Hyundai Engineering & Construction (a)           44,880        1,303,625
  new #1 (a)                                      2,612           73,657
Sambu Construction Co., Ltd. (a)                 40,000        1,239,334
Sungwon Construction Co.                         36,992          564,114
  new #1                                          7,222           97,896
                                                             ------------
                                                               5,096,381
                                                             ------------
                                                              11,803,858

BASIC INDUSTRIES-14.7%
CHEMICALS-6.8%
Korea Chemical                                    6,000          482,179
Namhae Chemical (a)                              73,000        4,726,778
                                                             ------------
                                                               5,208,957

MINING & METALS-6.0%
Dongkuk Steel Mill (a)                           85,811        1,713,623
Pohang Iron & Steel Co. (ADR)                   136,000        2,822,000
                                                             ------------
                                                               4,535,623

PAPER & FOREST PRODUCT-1.9%
Hansol Paper Manufacturing Co.                   30,000          965,809
  new #1                                          6,087          178,282
Korea Export Packaging                           10,000          266,263
  new #1                                          2,849           69,307
                                                             ------------
                                                               1,479,661
                                                             ------------
                                                              11,224,241


4



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER MANUFACTURING-13.7%
AUTO & RELATED-6.8%
Hyundai Motor Co., Ltd.                          20,000      $   622,088
Hyundai Motor Service Co.                        60,000        1,938,880
  new #1                                          5,940          185,479
Samsung Radiator Industries                      24,000        1,876,430
Yoosung Enterprise                               15,000          579,123
                                                             ------------
                                                               5,202,000

BUILDING & RELATED-2.1%
Keum Kang, Ltd.                                  29,000        1,600,484
TEXTILE PRODUCTS-4.8%
Baikyang Co. (a)                                  2,880          334,620
Cheil Industries                                120,000        1,800,908
Shin Woo Co., Ltd. (a)                           70,000        1,524,962
                                                             ------------
                                                               3,660,490
                                                             ------------
                                                              10,462,974

UTILITY-13.0%
ELECTRIC POWER-6.1%
Korea Electric Power Corp.                      158,000        4,646,778

TELEPHONE UTILITY-6.9%
Korea Mobile Telecom Corp. (ADR) (b)            419,500        5,243,750
                                                             ------------
                                                               9,890,528

TECHNOLOGY-11.0%
COMMUNICATION EQUIPMENT-8.4%
LG Information & Communications                  51,000        5,184,871
  new #1                                         12,917        1,250,663
                                                             ------------
                                                               6,435,534

SEMI-CONDUCTOR-2.6%
Samsung Electronics                              23,559        1,656,615
  new #1                                          4,689          320,640
                                                             ------------
                                                               1,977,255
                                                             ------------
                                                               8,412,789

CONSUMER SERVICES-3.8%
AIRLINES-0.5%
Korean Air Lines                                 20,000          372,769

OTHER-3.3%
Keum Kang Development                           150,000        2,523,449
                                                             ------------
                                                               2,896,218

TRANSPORTATION-1.1%
AIR FREIGHT-1.1%
Global Enterprise                                10,000          798,790

TOTAL INVESTMENTS-100.5%
  (cost $87,141,695)                                          76,592,753
Other assets less liabilities-(0.5%)                            (367,237)

NET ASSETS-100%                                              $76,225,516


(a)  Non-income producing security

(b) Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, this security was valued at $5,243,750 representing 6.9% of net assets.

     Glossary of Terms:
     ADR - American Depository Receipt.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $87,141,695)           $76,592,753
  Cash, at value (cost $346,179)                                       347,415
  Deferred organization expense and other assets                        13,967
  Total assets                                                      76,954,135

LIABILITIES
  Payable for investment securities purchased                          373,139
  Management fee payable                                                58,378
  Co-Manager fee payable                                                27,472
  Accrued expenses and other expenses                                  269,630
  Total liabilities                                                    728,619

NET ASSETS                                                         $76,225,516

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    84,507
  Additional paid-in capital                                        90,842,591
  Accumulated net investment loss                                   (1,003,783)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (3,149,619)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (10,548,180)
                                                                   $76,225,516

NET ASSET VALUE PER SHARE (based on 8,450,704 shares outstanding)        $9.02


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)        THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,242)  $ 10,000
  Interest                                                  514   $     10,514

EXPENSES
  Management fee                                        378,344
  Co-Manager fee                                        178,044
  Custodian                                             156,811
  Audit and legal                                        56,479
  Directors' fees and expenses                           39,036
  Transfer agency                                        19,926
  Printing                                               19,084
  Amortization of organization expenses                  11,592
  Registration                                            8,828
  Miscellaneous                                          79,270
  Total expenses                                                       947,414
  Net investment loss                                                 (936,900)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (1,303,918)
  Net realized loss on foreign currency transactions                  (200,002)
  Net change in unrealized appreciation of:
    Investments                                                    (25,748,409)
    Foreign currency denominated assets and liabilities                 (6,369)
  Net loss on investments and foreign currency denominated
    assets and liabilities                                         (27,258,698)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(28,195,598)


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   OCT. 31,1996      APRIL 30,
                                                    (UNAUDITED)        1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (936,900)  $   (486,002)
  Net realized loss on investments and foreign
    currency transactions                            (1,503,920)    (1,643,451)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (25,754,778)     8,142,874
  Net increase (decrease) in net assets from
    operations                                      (28,195,598)     6,013,421

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments and foreign
    currency transactions                                    -0-    (2,470,881)

CAPITAL STOCK TRANSACTIONS
  Proceeds from sale of shares of common stock
    in rights offering                                       -0-    25,898,597
  Offering costs charged to additional paid-in
    capital                                                  -0-      (515,887)
  Reinvestment of dividends resulting in issuance
    of common stock                                          -0-        34,966
  Total increase (decrease)                         (28,195,598)    28,960,216

NET ASSETS
  Beginning of period                               104,421,114     75,460,898
  End of period                                    $ 76,225,516   $104,421,114


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the Korea Stock Exchange on the day of valuation or if no such closing price is available, at the last bid price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal six months.

The exchange rate for the Korean Won at October 31, 1996 was Won 826.25 to U.S. $1.00.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $115,000 have been deferred and are being amortized on a straight-line basis through February, 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE, CO-MANAGER FEE AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of
 .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of the Management Agreement, the Fund pays Orion Asset Management Co., Ltd. (the "Co-Manager") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

On February 6, 1996, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended October 31, 1996 there was no reimbursement paid to AFS.

Brokerage commissions paid on securities transactions for the six months ended October 31, 1996 amounted to $112,628, of which $12,825 was paid to Tong Yang Securities Co., Ltd., an affiliate of the Co-Manager.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. Government securities) aggregated $15,520,283 and $14,885,272, respectively, for the six months ended October 31, 1996. There were no purchases or sales of U.S. Government and government agency obligations for the six months ended October 31, 1996. At October 31, 1996, the cost of securities for federal income tax purposes was $87,141,695. Accordingly, gross unrealized appreciation of investments was $5,808,837 and gross unrealized depreciation of investments was $16,357,779 resulting in net unrealized depreciation of $10,548,942 (excluding foreign currency translations). The Fund incurred and elected to defer post October currency losses of $66,883 and capital losses of $1,189,535. At April 30, 1996, the Fund had a net capital loss carryover of $456,162. Such losses will be available to offset capital gains arising through April 30, 2004. To the extent that any net capital loss carryover or Post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding at October 31, 1996, the Investment Manager owned 9,000 shares. During the six months ended October 31, 1996 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.

NOTE E: RIGHTS OFFERING
During the fiscal year ended April 30, 1996, the Fund issued 2,484,546 shares, in connection with rights offerings of the Fund's shares. Shareholders of record on September 25, 1995 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $10.83 per share. Offering costs of $515,887 attributed to the rights offering were charged to additional paid-in capital. Dealer management and soliciting fees of $1,009,036 were netted against the proceeds of the subscription.


10



FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS                                                       FEBRUARY 24,
                                                ENDED                     YEAR ENDED APRIL 30,                   1992(A)
                                             OCTOBER 31,   -------------------------------------------------     THROUGH
                                                1996           1996         1995         1994         1993    APRIL 30,1992
                                            -------------  ------------  -----------  -----------  ---------  -------------
Net asset value, beginning of period          $12.36         $12.66       $13.09       $10.37       $11.00     $10.90(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.11)          (.01)(c)     (.13)(c)     (.09)        (.03)      (.01)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (3.23)           .86          .28         2.81         (.59)       .11
Net increase (decrease) in net asset value     (3.34)           .85          .15         2.72         (.62)       .10

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-          (.29)          -0-          -0-        (.01)        -0-

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          (.80)        (.48)          -0-          -0-        -0-
Offering costs charged to additional
  paid-in capital                                 -0-          (.06)        (.10)          -0-          -0-        -0-
Total capital share transactions                 .00           (.86)        (.58)          -0-          -0-        -0-
Net asset value, end of period                 $9.02         $12.36       $12.66       $13.09       $10.37     $11.00
Market value, end of period                   $8.125         $11.50      $12.375      $13.375(d)   $12.125     $10.00

TOTAL RETURN
Total investment return based on: (e)
  Market value                                (29.35)%        (1.55)%      (5.88)%      10.31%(d)    21.39%    (10.39)%
  Net asset value                             (27.02)%         4.00%       (3.28)%      26.23%       (5.62)%    (1.43)%
Net assets, end of period (000's omitted)    $76,226       $104,421      $75,461      $55,078      $43,663    $46,278

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets         2.11%(f)       2.09%        2.00%        2.26%        2.55%      2.37%(f)
Ratio of net investment loss to average
  net assets                                   (2.08)%(f)      (.53)%       (.83)%       (.82)%       (.27)%     (.49)%(f)
Portfolio turnover rate                           34%            40%          34%          14%          43%         8%
Average commission rate(g)                    $.1318             --           --           --           --         --


(a)  Commencement of operations.

(b)  Net of offering costs of $.26.

(c)  Based on average shares outstanding.

(d)  Restated.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(f)  Annualized

(g) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


11



ADDITIONAL INFORMATION                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Korean Investment Fund, Inc. was held on Tuesday, August 8, 1996. The description of each proposal and number of shares are as follows:

                                                           SHARES
                                                          VOTED FOR
-------------------------------------------------------------------------------
1.  To elect directors:  Class Two Directors
                         (term expires 1997)
                         Dong Hoon Shih                   5,199,392

                         Class One Directors
                         (term expires 1999)
                         David H. Dievler                 5,199,392
                         William H. Foulk, Jr.            5,199,392
                         Hon. James D. Hodgson            5,199,392


                                                             SHARES    SHARES
                                                  SHARES    FORVOTED    VOTED
                                                   VOTED     AGAINST   ABSTAIN
-------------------------------------------------------------------------------
2.  To ratify the selection of Ernst & Young
LLP as the Fund's independent auditors for
the Fund's fiscal year ending April 30, 1997:   5,223,957    20,023     13,347


12



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
WANG-HA CHO, PRESIDENT
DONG HOON SHIN, SENIOR VICE PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)
CHOONG (JOHN) H. KOH (1)

OFFICERS
ROBERT HEISTERBERG, EXECUTIVE VICE PRESIDENT--INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT--INVESTMENTS
A. RAMA KRISHNA, VICE PRESIDENT
IN KEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

INVESTMENT MANAGER AND
ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CO-MANAGER
ORION ASSET MANAGEMENT CO., LTD.
767 Fifth Avenue
New York, NY 10153

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING
AGENT, AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


13



THE KOREAN INVESTMENT FUND, INC.
Summary of General Information

POLICIES AND OBJECTIVES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORKTIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.



THE KOREAN INVESTMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORSR